Exhibit 13.2

CERTIFICATION OF CHIEF OPERATING OFFICER AND
EXECUTIVE VICE PRESIDENT, FINANCE
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Navios Maritime Holdings Inc. ( the ‘Company’) hereby certifies, to such officer’s knowledge, that:

(i)	the accompanying report on Form 20-F of the Company for the year ended December 31, 2006 (the ‘Report’) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 27, 2007	/s/ Michael McClure Michael McClure Chief Financial Officer